United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

ISRAEL ACQUISITIONS CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41593	87-3587394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	ISRLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ISRL	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ISRLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 13, 2026, the Nasdaq Stock Market LLC (“Nasdaq”) issued a press release (the “Nasdaq Press Release”) pursuant to Nasdaq Listing Rule 5830 and Rule 12d2-2 of the Securities Exchange Act of 1934 (“Exchange Act”), as amended, regarding the delisting of the securities of Israel Acquisitions Corp, a Cayman Islands exempted company (the “Company”). Pursuant to the Nasdaq Press Release, Nasdaq plans to delist the Company’s (i) Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), (ii) units, each consisting of one Class A Ordinary Share and one redeemable warrant and redeemable warrants, each whole warrant exercisable for one Class A Ordinary Shares, each at an exercise price of $11.50 per share, and (iii) redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share, each at an exercise price of $11.50 per share (collectively, the “Delisting”). The Delisting will become effective ten days after Nasdaq files a Form 25.

The Nasdaq Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall the Nasdaq Press Release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

 Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Nasdaq Press Release
104	Cover Page Interactive Data File (embedded within the Inline document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2026

ISRAEL ACQUISITIONS CORP.

By:	/s/ Ziv Elul
Name:	Ziv Elul
Title:	Chief Executive Officer and Director